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                                                                  EXHIBIT 10.117

                               WTM GLIMCHER, LLC,
                a Delaware limited liability company as assignor
                                                  (Borrower)


                                       to


                        MORGAN STANLEY CREDIT CORPORATION
                       a Delaware corporation, as assignee
                                                  (Lender)

                            -------------------------

                                   ASSIGNMENT
                               OF LEASES AND RENTS

                            -------------------------

                       Dated:           As of May 25, 2006

                       Location:        Weberstown Mall
                                        Stockton, California

                       County: San Joaquin County, California

                       PREPARED BY AND UPON
                       RECORDATION RETURN TO:

                       Cadwalader, Wickersham & Taft LLP
                       One World Financial Center
                       New York, New York 10281
                       Attention:  John M. Zizzo, Esq.

================================================================================

     THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") made as of the 25th day of May, 2006, by WTM GLIMCHER, LLC, a Delaware limited liability company, as assignor, having its principal place of business at 150 East Gay Street, Columbus, Ohio 43215 ("Borrower"), to MORGAN STANLEY CREDIT CORPORATION a Delaware corporation, as assignee, having an address at 2500 Lake Cook Road, Riverwoods, Illinois 60015 ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, this Assignment is given in connection with a loan in the principal sum of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00) (the "Loan") made by Lender to Borrower pursuant to that certain Loan Agreement dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by those certain Promissory Notes dated the date hereof made by Borrower to Lender (collectively, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Note");

     WHEREAS, the Note is secured by that certain Deed of Trust dated the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Deed of Trust") made by Borrower for the benefit of Lender; and

     WHEREAS, Borrower desires to further secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents.

     NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this
Assignment:

                             ARTICLE 1 - ASSIGNMENT

     SECTION 1.1 PROPERTY ASSIGNED. Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

     (A) LEASES. All existing and future "leases" and "lease provisions" (as described in Exhibit B annexed hereto and made a part hereof) affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, or all or any part of the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Property") and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

     (B) OTHER LEASES AND AGREEMENTS. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. ss.101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The "leases" and the "lease provisions" described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b) are collectively referred to as the "Leases".

     (C) RENTS. All "rents" (as described in Exhibit B annexed hereto and made a part hereof) whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents").

     (D) BANKRUPTCY CLAIMS. All of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.

     (E) LEASE GUARANTIES. All of Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support (individually, a "Lease Guaranty", collectively, the "Lease Guaranties") given by any guarantor in connection with any of the Leases or leasing commissions (individually, a "Lease Guarantor", collectively, the "Lease Guarantors") to Borrower.

     (F) PROCEEDS. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

     (G) OTHER. All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

     (H) ENTRY. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

     (I) POWER OF ATTORNEY. Borrower's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

     (J) OTHER RIGHTS AND AGREEMENTS. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

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                        ARTICLE 2 - TERMS OF ASSIGNMENT

     SECTION 2.1 PRESENT ASSIGNMENT AND LICENSE BACK. It is intended by Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1 and the Cash Management Agreement, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents, as well as other sums due under the Lease Guaranties. Borrower shall hold the Rents, as well as all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

     SECTION 2.2 NOTICE TO LESSEES. Borrower hereby authorizes and directs the lessees named in the Leases or any other future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of this Assignment and that an Event of Default (as defined in the Loan Agreement) exists, and to continue so to do until otherwise notified by Lender.

     SECTION 2.3 INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Loan Agreement and the other Loan Documents as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

                              ARTICLE 3 - REMEDIES

     SECTION 3.1 REMEDIES OF LENDER. Upon the occurrence of an Event of Default, the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Event of Default, without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as Lender may deem proper and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of an Event of Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or (4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

     SECTION 3.2 OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Loan Agreement, the Note, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Loan Agreement, the Note, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Loan Agreement, the Note, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

     SECTION 3.3 OTHER SECURITY. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

     SECTION 3.4 NON-WAIVER. The exercise by Lender of the option granted it in
Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Loan Agreement, the Leases, this Assignment or the other Loan Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Loan Agreement, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Loan Agreement, the Note, or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

     SECTION 3.5 BANKRUPTCY. (a) Upon or at any time after the occurrence of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

     (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

                  ARTICLE 4 - NO LIABILITY, FURTHER ASSURANCES

     SECTION 4.1 NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after an Event of Default or from any other act or omission of Lender in managing the Property after an Event of Default unless such loss is caused by the willful misconduct or bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall indemnify Lender for, and hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Deed of Trust and the other Loan Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Deed of Trust and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property including, without limitation, the presence of any Hazardous Substances (as defined in the Deed of Trust), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     SECTION 4.2 NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

     SECTION 4.3 FURTHER ASSURANCES. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

                      ARTICLE 5 - MISCELLANEOUS PROVISIONS

     SECTION 5.1 CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

     SECTION 5.2 NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     SECTION 5.3 GENERAL DEFINITIONS. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note, the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Loan Agreement," the word "Property" shall include any portion of the Property and any interest therein, the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorney's, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     SECTION 5.4 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

     SECTION 5.5 GOVERNING LAW. (A) THIS ASSIGNMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES (I) THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY (OTHER THAN THAT DESCRIBED IN SUBPARAGRAPH II BELOW) SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY AND FIXTURES ARE LOCATED AND (II) WITH RESPECT TO THE PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS IN PROPERTY WHOSE PERFECTION AND PRIORITY IS COVERED BY
ARTICLE 9 OF THE UCC (INCLUDING, WITHOUT LIMITATION, THE ACCOUNTS), THE LAW OF THE JURISDICTION APPLICABLE IN ACCORDANCE WITH SECTIONS 9-301 THROUGH 9-307 OF THE UCC AS IN EFFECT IN THE STATE OF NEW YORK SHALL GOVERN. TO THE FULLEST

EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT AND THE NOTE, AND THIS ASSIGNMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW EXCEPT AS SPECIFICALLY SET FORTH ABOVE.

     (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

                  CORPORATION SERVICE COMPANY
                  1177 AVENUE OF THE AMERICAS
                  17TH FLOOR
                  NEW YORK, NEW YORK  10036

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     SECTION 5.6 TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt, this Assignment shall become and be void and of no effect.

     SECTION 5.7 NOTICES. All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

     SECTION 5.8 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

     SECTION 5.9 EXCULPATION. The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

     SECTION 5.10 SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     SECTION 5.11 HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                         [NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, Borrower has executed this Assignment the day and year first above written.


                            BORROWER:


                            WTM Glimcher, LLC, a Delaware limited
                            liability company

                            By: Weberstown Mall, LLC, a Delaware limited liability company, as sole member

                                 By:  Glimcher Weberstown, Inc, a Delaware
                                      corporation, as managing member


                                      By: /s/ George A. Schmidt
                                          ---------------------------------
                                          Name:   George A. Schmidt
                                          Title:  Executive Vice President

                                 ACKNOWLEDGMENT


STATE OF ___________       )
                           )   ss.:
COUNTY OF __________       )


     On May 24, 2006, before me, __________________, a notary public for said state, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same as the _____________ of ______________________, a _________________, in his
authorized capacity on behalf of said _______________________ and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


     Witness my hand and official seal.



                                                  ------------------------------
                                                  Notary:

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY


PARCEL 1A - Fee Simple:

All those certain parcels of land situate in the City of Stockton, County of San Joaquin, State of California, and described as follows:

A portion of Sections 4 and 5, of C.M. WEBER'S GRANT, EL RANCHO DEL CAMPO DE LOS FRANCESES, in the City of Stockton, more particularly described as follows:

COMMENCING at the Northwest corner of the C.M. WEBER PROPERTY, as shown upon Map of Survey, filed for record in Book 10 of Surveys, Page 55, San Joaquin County Records; thence South 17 degrees 46 minutes East, 42.00 feet along the West line of said C.M. WEBER property to a point on the South line of Yokuts Avenue extended, as described in Deed to the City of Stockton, recorded in Book 2247 Official Records, Page 524, San Joaquin County Records, said point being the True Point of Beginning; thence North 72 degrees 50 minutes East, 1307.79 feet along said South line of Yokuts Avenue to the Westerly termination of the 20 foot radius round corner curve situate at the Northerly end of the Westerly boundary of Claremont Avenue as shown on the Map of Weberstown Community Center, filed for record in Vol. 16 of Maps and Plats, Page 50, San Joaquin County Records; thence along said Westerly boundary of Claremont Avenue and the Southerly continuation of said Westerly boundary as described in Book 1988 of Official Records, Page 576, San Joaquin County Records, the following seven (7) courses:

(1) along the arc of a curve to the right having a radius of 20 feet, a central angle of 91 degrees 57 minutes 54 seconds, an arc length of 32.10 feet, and a chord bearing South 61 degrees 11 minutes 03 seconds East, 28.77 feet; (2) along the arc of a curve to the right having a radius of 370 feet, a central angle of 22 degrees 55 minutes 16 seconds, an arc length of 148.02 feet, and a chord bearing South 03 degrees 44 minutes 28 seconds East, 147.03 feet; (3) along the arc of a curve to the left having a radius of 430 feet, a central angle of 25 degrees 29 minutes 10 seconds, an arc length of 191.27 feet, and a chord bearing South 05 degrees 01 minute 24 seconds East, 189.70 feet, (4) South 17 degrees 46 minutes East, 753.92 feet, (5) along the arc of a curve to the left having a radius of 460 feet, a central angle of 16 degrees 45 minutes, an arc length of
134.48 feet, and a chord bearing South 26 degrees 08 minutes 03 seconds East,
134.00 feet; (6) along the arc of a curve to the right having a radius of 20 feet, a central angle of 82 degrees 49 minutes, an arc length of 28.91 feet, and a chord bearing South 06 degrees 53 minutes 30 seconds West, 26.46 feet; and (7) South 48 degrees 18 minutes West, 3.76 feet to the most Northerly corner of the 50 foot wide roadway easement to the City of Stockton, recorded in Book 2678 of Official Records, Page 544, San Joaquin County Records; thence along the Northerly boundary of said 50 foot wide roadway easement the following three (3) courses: (1) along the arc of a curve to the left having a radius of 253.92 feet, a central angle of 30 degrees 00 minutes, an arc length of 132.95 feet, and a chord bearing South 33 degrees 18 minutes West, 131.44 feet; (2) along the arc of a curve to the right having a radius of 193.92 feet, a central angle of 30 degrees 00 minutes, an arc length of 101.54 feet, and a chord bearing South

33 degrees 18 minutes West 100.38 feet; and (3) South 48 degrees 18 minutes West, 203.20 feet; thence South 17 degrees 46 minutes East, 109.41 feet to the Northwesterly boundary of the 100 foot wide East Bay Municipal Utility District right of way as described in the Deed recorded in Book 248 of Official Records, Page 461, San Joaquin County Records; thence South 48 degrees 18 minutes West,
972.63 feet along said Northwesterly boundary to said West line of the C.M. WEBER property; thence North 17 degrees 46 minutes West, 2006.41 feet along said West line to the True Point of Beginning;

EXCEPT THEREFROM Parcels 3 and 4, shown upon that certain Parcel Map dated October 31, 1996 and filed for record December 20, 1996, in Book 20 of Parcel Maps, at Page 151, of the San Joaquin County Records.

PARCEL lB - Fee Simple:

All that certain piece or parcel of land situated, lying and being in portion of Sections

4 and 5 of C.M. WEBERS GRANT, EL RANCHO DEL CAMPO DE LOS FRANCESES, in the City of Stockton, more particularly described as follows:

COMMENCING at the intersection of the West line of Claremont Avenue (a 60 foot wide street) with the North line of the East Bay Municipal Utility District right of way; thence South 48 degrees 18' West along said North right of way line a distance of 240.16 feet; thence North 41 degrees 42' West, a distance of
100.00 feet to the point of beginning, said point being on the North line of March Lane (a 100 foot wide street, formerly known as Camanche Lane); thence along a curve to the left having a radius of 193.92 feet, a central angle of 30 degrees, an arc distance of 101.54 feet, the long chord of which bears North 33 degrees 18' East, a distance of 100.38 feet; thence along a curve to the right having a radius of 253.92 feet, a central angle of 30 degrees, an arc distance of 132.95 feet, the long chord of which bears North 33 degrees 18' East, a distance of 131.44 feet; thence along a curve to the left having a radius of 20 feet, a central angle of 82 degrees 49', an arc distance of 28.91 feet, the long chord of which bears North 6 degrees 53' 30" East, a distance of 26.46 feet to the West line of Claremont Avenue; thence along said West line of Claremont Avenue along a curve to the left having a radius of 460 feet, a central angle of 7 degrees 10' 52", an arc distance of 57.65 feet, the long chord of which bears South 38 degrees 06' 26" East, a distance of 57.62 feet; thence along a curve to the right having a radius of 20 feet, a central angle of 89 degrees 59' 52", an arc distance of 31.42 feet, the long chord of which bears South 3 degrees 18' 04" West, a distance of 28.28 feet to the North line of March Lane; thence South 48 degrees 18' West along said North line a distance of 220.16 feet to the hereinbefore mentioned point of beginning.

PARCEL 2A - Fee Simple:

A portion of Sections 4, and 5 of C.M. WEBER'S GRANT, EL RANCHO DEL CAMPO DE LOS FRANCESES, in the City of Stockton, more particularly described as follows:

Parcel 4, as shown on that certain Parcel Map filed for record December 20, 1996 in Book 20 of Parcel Maps, Page 151, San Joaquin County Records.

PARCEL 2B - Easements:

Together with those rights and a non-exclusive easement for the operation and maintenance of a sign, said easement being more particularly described as follows:

Commencing at the northwesterly corner of Parcel 3 as shown in Parcel Map filed for record in Book 20 of Parcel Maps, at Page 151, San Joaquin County Records, thence South 17(degree) 45' 35" East 282.15 feet along the westerly line of said Parcel 3 to the TRUE POINT OF BEGINNING; thence North 73(degree) 08' 29" East
41.78 feet; thence South 16(degree) 51' 31" East 19.00 feet; thence South 73(degree) 08' 29" West 41.48 feet to said westerly line; thence North 17(degree) 45' 35" West 19.00 feet along said westerly line to the point of beginning.

PARCEL 3- Easements:

Together with those rights and all non-exclusive easements constituting rights in real property created, defined and limited by that certain Declaration of Establishment of Restrictions and Covenants Affecting Land, dated April 2, 1963 and recorded May 16, 1963 in Book 2690, Page 540, as amended by various amendments as provided and recited in Sixth Amendment to Declaration of Establishment of Restrictions and Covenants Affecting Land, dated February 3, 1997 and recorded March 6, 1997 as Document No. 97023582, and as further amended by Supplemental Agreement, dated February 3, 1997 by and between Weberstown Shopping Center and Center Properties as Developers and Condev West, Inc., a Memorandum of which was recorded March 6, 1997 as Document No. 97023581, all of Official Records of San Joaquin County, California.

                                    EXHIBIT B

                         DESCRIPTION OF LEASES AND RENTS

     As used in Subsection 1.1(a), the term "leases" shall mean all leases, subleases, licenses, franchises, concessions or grants of other possessory interests, tenancies, and any other agreements affecting the use, possession or occupancy of the Property or any part thereof (including, without limitation, guest rooms, restaurants, bars, conference and meeting rooms, and banquet halls and other public facilities), whether now or hereafter existing or entered into (including, without limitation, any use or occupancy arrangements created pursuant to Section 365(d) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of the Property) and all amendments, modifications, supplements, extensions or renewals thereof, whether now or hereafter existing and all amendments, modifications, supplements, extensions or renewals thereof. As used in Subsection 1.1(a) the term "lease provisions" shall mean the right to enforce, whether at law or in equity or by any other means, all terms, covenants and provisions of the Leases.

     As used in Subsection 1.1(c), the term "rents" shall mean all rents, issues, profits, royalties (including all oil and gas or other hydrocarbon substances), earnings, receipts, revenues, accounts, account receivable, security deposits and other deposits (subject to the prior right of the tenants making such deposits) and income, including, without limitation, fixed, additional and percentage rents, and all operating expense reimbursements, reimbursements for increases in taxes, sums paid by tenants to Borrower to reimburse Borrower for amounts originally paid or to be paid by Borrower or Borrower's agents or affiliates for which such tenants were liable, as, or example, tenant improvements costs in excess of any work letter, lease takeover costs, moving expenses and tax and operating expense pass-throughs for which a tenant is solely liable, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services, deficiency rents and liquidated damages, and other benefits now or hereafter derived from any portion of the Property or otherwise due and payable or to become due and payable as a result of any ownership, use, possession, occupancy or operation thereof and/or services rendered, goods provided and business conducted in connection therewith (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupants of any portion of the Property and all claims as a creditor in connection with any of the foregoing) and all cash or security deposits, advance rentals, and all deposits or payments of a similar nature relating thereto, now or hereafter, including during any period of redemption, derived from the Property or any portion thereof and all proceeds from the cancellation, surrender, sale or other disposition of the Leases.